As filed with the Securities and Exchange Commission on December 27, 2012

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21597

PRIMECAP Odyssey Funds

(Exact name of registrant as specified in charter)

225 South Lake Avenue, Suite 400

Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

Michael J. Ricks

PRIMECAP Management Company

225 South Lake Avenue, Suite 400

Pasadena, CA 91101

(Name and address of agent for service)

(626) 304-9222

Registrant’s telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Item 1. Reports to Stockholders.

ANNUAL REPORT

October 31, 2012

PRIMECAP ODYSSEY STOCK (POSKX)

PRIMECAP ODYSSEY GROWTH (POGRX)

PRIMECAP ODYSSEY AGGRESSIVE GROWTH (POAGX)

Table of Contents PRIMECAP Odyssey Funds

Letter to Shareholders PRIMECAP Odyssey Funds

Dear Fellow Shareholders,

For the fiscal year ended October 31, 2012, the PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund produced total returns of +11.39%, +9.86%, and +13.25%, respectively. By comparison, the unmanaged S&P 500 produced a total return of +15.21% for the period.

The stock market posted strong gains over the past 12 months despite a deteriorating global economic outlook. The corporate sector, which has been a notable area of strength during this economic recovery, is increasingly challenged. Cost cutting and share repurchases have effectively leveraged modest revenue growth into robust earnings growth over the last several years. However, it appears likely that corporations will face increasing revenue and cost pressures in 2013.

In the near term, major capital outlays and investment decisions are likely to be put on hold pending resolution of the imminent “fiscal cliff”. China, an important engine of global economic growth, is confronting decelerating rates of growth in GDP. Much of Europe remains mired in recession as the continent struggles to deal with its sovereign debt crisis. Meanwhile, recent military engagements in the Middle East raise the threat of geopolitical instability, which could further disrupt economic growth. As a result, many economists and market strategists are forecasting a decline in aggregate corporate profits next year.

Led by financials, health care, and consumer discretionary stocks, the S&P 500 gained more than 15% for the fiscal year. As epitomized by Apple Inc. (+47.7%), which recently became the largest market capitalization stock in history, market strength was highly concentrated in the very largest capitalization stocks. All three PRIMECAP Odyssey Funds were substantially underweight this segment of stocks, a significant factor in why the funds’ relative returns trailed that of the S&P 500.

Two consistent themes were prevalent in all three PRIMECAP Odyssey Funds. First, the funds benefitted significantly from their health care holdings. Second, the funds’ technology stocks hurt the year’s relative returns. As the fiscal year began, the valuations of many biopharmaceutical companies reflected concerns that had developed over many years regarding price controls, patent expirations, and diminished productivity. Portfolio companies such as Amgen, Eli Lilly, and Roche began to overcome these concerns as investors increasingly looked beyond 2011 and 2012, the industry’s worst two years for patent expirations, and toward the future. Several large scale clinical trials showed promising results for diseases like cancer, diabetes, and Alzheimer’s, all of which have tremendous unmet medical need. We believe pharmaceutical development is being enhanced in terms of speed, efficacy, and safety as the dramatic reduction in the cost of sequencing genes is leading to a more fundamental understanding of disease. Strong performance in several smaller drug and device companies benefitted the PRIMECAP Odyssey Aggressive Growth Fund in particular.

Each of the PRIMECAP Odyssey Funds continues to be overweight in the health care and information technology sectors and underweight in the financials, consumer staples, and energy sectors.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

A more detailed discussion of the results of each PRIMECAP Odyssey Fund follows.

PRIMECAP Odyssey Stock Fund

From November 1, 2011 to October 31, 2012, the Stock Fund’s total return of +11.39% trailed the S&P 500’s total return of +15.21%.

Health care companies among the largest contributors to the fund’s results included Amgen (+54.0%), Eli Lilly (+37.4%), and Roche (+20.7%). Other top contributors included Whirlpool (+98.3%), Visa (+50.0%), and Limited Brands (+22.7%).

On the negative side, technology stocks among the largest detractors from the fund’s results included Research in Motion (-60.8%), Electronic Arts (-47.1%), Corning (-15.9%), Ericsson (-12.4%), and Texas Instruments (-6.4%).

The top 10 holdings, which collectively represent 33.5% of the portfolio at the period end, are listed below:

PRIMECAP Odyssey Stock Fund Top 10 Holdings as of 10/31/12	Ending % of Total Portfolio*
Roche Holding AG	4.6
Amgen Inc.	4.3
Johnson & Johnson	4.1
Eli Lilly & Co.	3.4
Microsoft Corp.	3.4
Charles Schwab Corp.	3.3
Texas Instruments Inc.	3.1
Medtronic Inc.	2.5
Novartis AG ADS	2.4
Visa Inc.	2.4
Total % of Portfolio	33.5%

*	The percentage is calculated by using the ending market value of the security divided by that of the total investments of the fund.

PRIMECAP Odyssey Growth Fund

From November 1, 2011 to October 31, 2012, the Growth Fund’s total return was +9.86%, which trailed both the S&P 500’s total return of +15.21% and the Russell 1000 Growth Index’s total return of +13.02%.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

Health care stocks among the largest contributors to relative results included Nektar Therapeutics (+66.1%), Conceptus (+63.7%), Amgen (+54.0%), Eli Lilly (+37.4%), and Roche (+20.7%). Other large contributors included Stratasys (+137.8%) and Visa (+50.0%).

On the negative side, technology stocks among the largest detractors from the fund’s results included Rambus (-72.7%), Research in Motion (-60.8%), Electronic Arts (-47.1%), Altera (-18.9%), and Nuance Communications (-15.9%).

The top 10 holdings, which collectively represent 33.9% of the portfolio at the period end, are listed below:

PRIMECAP Odyssey Growth Fund Top 10 Holdings as of 10/31/12	Ending % of Total Portfolio*
Amgen Inc.	5.7
Seattle Genetics Inc.	5.2
Roche Holding AG	5.1
Immunogen Inc.	3.0
Biogen Idec Inc.	2.8
Google Inc. Cl A	2.5
Charles Schwab Corp.	2.5
Stratasys Inc.	2.4
Adobe Systems Inc.	2.4
Eli Lilly & Co.	2.3
Total % of Portfolio	33.9%

*	The percentage is calculated by using the ending market value of the security divided by that of the total investments of the fund.

PRIMECAP Odyssey Aggressive Growth Fund

From November 1, 2011 to October 31, 2012, the Aggressive Growth Fund’s total return was +13.25%, which trailed the S&P 500’s total return of +15.21% but exceeded the Russell Midcap Growth Index’s total return of +9.09%.

Some of the largest contributors to the fund’s results were health care stocks, led by Pharmacyclics (+363.7%), a biotechnology firm whose lead compound continues to show impressive efficacy and safety in treating multiple cancer types in clinical trials. Other health care stocks that helped returns included Dyax Corp. (+123.0%), Accuray (+74.0%), Conceptus (+63.7%), and Nektar Therapeutics (+66.1%). Stratasys (+137.8%), a manufacturer of 3D printers, and Smart Balance (+81.7%), a consumer food products company, were also top contributors to the fund’s results.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

On the negative side, technology stocks among the largest detractors from results included KIT digital (-73.5%), Zipcar (-69.2%), Research in Motion (-60.8%), Electronic Arts (-47.1%), and comScore (-33.0%).

The top 10 holdings, which collectively represent 33.2% of the portfolio at the period end, are listed below:

PRIMECAP Odyssey Aggressive Growth Fund Top 10 Holdings as of 10/31/12	Ending % of Total Portfolio*
Pharmacyclics Inc.	6.1
Seattle Genetics Inc.	4.8
Roche Holding AG	4.7
Google Inc. Cl A	2.8
Abiomed Inc.	2.8
Stratasys Inc.	2.6
Immunogen	2.6
Smart Balance Inc.	2.6
Adobe Systems Inc.	2.2
Conceptus Inc.	2.0
Total % of Portfolio	33.2

*	The percentage is calculated by using the ending market value of the security divided by that of the total investments of the fund.

Outlook

As we enter fiscal 2013, we are more tempered in our optimism for U.S. equities than a year ago. In the near term, despite the recent election, issues regarding fiscal spending, tax policy, and the regulatory environment remain unresolved. The federal “fiscal cliff” and fiscal challenges facing state and local governments as well as those in Europe continue to weigh on the minds of investors.

Despite an increasingly challenged environment for corporate America, we have reasons to be positive on the prospects for U.S. equities. Valuations generally seem reasonable relative to historical standards, especially given the low interest rate environment. Although the S&P 500 is considerably higher than it was a year ago, in our opinion, equities remain preferable to most other asset classes. The dividend yield of the S&P 500 is above 2%, which is still higher than the current yield on the 10-year Treasury bond.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

In the sectors in which the funds have the greatest weightings, we find current valuations compelling. While we expect U.S. economic growth to be modest at best in the near future, many U.S. companies can grow revenues and earnings more rapidly than the growth in domestic GDP through globalization and innovation. Last year, 46% of the revenues for companies in the S&P 500 came from outside the United States. We believe that the long-term growth opportunities in international markets for companies in the information technology, health care, and industrial sectors remain attractive, even if some economies face cyclical growth challenges in the near term.

We also believe that innovation by U.S. companies, particularly by those in the information technology and health care sectors, should result in revenue and earnings growth opportunities not reflected in current expectations. These two sectors represent areas where we believe the United States has a strong competitive advantage relative to the rest of the world. The substantial investment in research and development will, in our opinion, lead to new products and services that improve productivity for businesses and quality of life for consumers.

Furthermore, technology stocks have more cash on their balance sheets as a percentage of market value than any other sector. In our opinion, this cash is a strategic asset that the stock market is dramatically undervaluing. Given the low valuations of many technology stocks and the current inability to earn a return on cash reserves, prudent stewards of capital, when appropriate, are increasingly utilizing excess cash to leverage earnings growth through share repurchases.

In closing, we are certainly disappointed that the funds’ returns have lagged those of the S&P 500 during the past year, but we accept that our long-term orientation and low turnover will not produce returns that exceed the index every year. Our disciplined investment process generally leads us to continue to add to high conviction, out-of-favor positions as they decline. Consequently, if our view of the fundamentals ultimately proves correct, the funds will hold larger positions in these stocks on the way up than on the way down. In our view, this approach is instrumental in seeking to deliver superior long-term relative returns.

Sincerely,

PRIMECAP Management Company

November 19, 2012

Past performance is not a guarantee of future results.

The funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. All funds may invest in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods. Mutual fund investing involves risk, and loss of principal is possible. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

Please refer to the Schedule of Investments for details of fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The S&P 500 Index is a broad-based index of 500 stocks, which is widely recognized as representative of the market in general. The Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

The information provided herein represents the opinions of PRIMECAP Management Company and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Performance Graphs PRIMECAP Odyssey Stock Fund

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Stock Fund from November 1, 2004 (inception) to October 31, 2012, compared to the S&P 500 Index. This chart illustrates the performance of a hypothetical $10,000 investment made on the fund’s inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

	Total Return Period Ended October 31, 2012
	1 Year	Annualized 5 Year	Annualized Since Inception^
PRIMECAP Odyssey Stock Fund	11.39%	1.66%	6.60%
S&P 500 Index*	15.21%	0.36%	4.98%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-729-2307.

*	The S&P 500 is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.
^	November 1, 2004

Performance Graphs PRIMECAP Odyssey Growth Fund

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Growth Fund from November 1, 2004 (inception) to October 31, 2012, compared to the S&P 500 Index. This chart illustrates the performance of a hypothetical $10,000 investment made on the fund’s inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

	Total Return Period Ended October 31, 2012
	1 Year	Annualized 5 Year	Annualized Since Inception^
PRIMECAP Odyssey Growth Fund	9.86%	1.79%	7.15%
S&P 500 Index*	15.21%	0.36%	4.98%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-729-2307.

*	The S&P 500 is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.
^	November 1, 2004

Performance Graphs PRIMECAP Odyssey Aggressive Growth Fund

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Aggressive Growth Fund from November 1, 2004 (inception) to October 31, 2012, compared to the S&P 500 Index. This chart illustrates the performance of a hypothetical $10,000 investment made on the fund’s inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

	Total Return Period Ended October 31, 2012
	1 Year	Annualized 5 Year	Annualized Since Inception^
PRIMECAP Odyssey Aggressive Growth Fund	13.25%	4.52%	9.24%
S&P 500 Index*	15.21%	0.36%	4.98%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-729-2307.

*	The S&P 500 is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.
^	November 1, 2004

Sector Breakdown PRIMECAP Odyssey Funds

PRIMECAP Odyssey Stock Fund

Consumer Discretionary	9.6%
Consumer Staples	2.3%
Energy	5.9%
Financials	8.5%
Health Care	27.9%
Industrials	11.6%
Information Technology	19.9%
Materials	4.9%
Utilities	0.8%
Short-Term Investments and Other Assets	8.6%
Total	100.0%

PRIMECAP Odyssey Growth Fund

Consumer Discretionary	8.3%
Energy	3.3%
Financials	5.5%
Health Care	41.9%
Industrials	7.1%
Information Technology	29.0%
Materials	1.5%
Short-Term Investments and Other Assets	3.4%
Total	100.0%

The tables above list sector allocations as a percentage of each fund’s total net assets as of October 31, 2012. The management report makes reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

Sector Breakdown

PRIMECAP Odyssey Funds

continued

PRIMECAP Odyssey Aggressive Growth Fund

Consumer Discretionary	7.9%
Consumer Staples	2.6%
Energy	3.0%
Financials	1.5%
Health Care	38.1%
Industrials	8.2%
Information Technology	29.1%
Materials	1.8%
Short-Term Investments and Other Assets	7.8%
Total	100.0%

The table above lists sector allocations as a percentage of the fund’s total net assets as of October 31, 2012. The management report makes reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

Schedule of Investments PRIMECAP Odyssey Stock Fund October 31, 2012

Shares		Value
COMMON STOCKS – 91.4%
Consumer Discretionary – 9.6%
188,800	Ascena Retail Group, Inc. (a)	$3,738,240
102,600	Bed Bath & Beyond, Inc. (a)	5,917,968
246,600	CarMax, Inc. (a)	8,322,750
915,100	Carnival Corp.	34,663,988
64,500	DIRECTV (a)	3,296,595
716,300	Limited Brands, Inc.	34,303,607
115,000	Macy’s, Inc.	4,378,050
260,200	Mattel, Inc.	9,570,156
8,100	Men’s Wearhouse, Inc. (The)	265,599
75,000	Ross Stores, Inc.	4,571,250
59,900	Sony Corp. – ADR	703,226
193,400	TJX Cos., Inc.	8,051,242
275,000	Walt Disney Co. (The)	13,494,250
147,500	Whirlpool Corp.	14,407,800

		145,684,721

Consumer Staples – 2.3%
290,000	Kellogg Co.	15,172,800
290,000	PepsiCo, Inc.	20,079,600

		35,252,400

Energy – 5.9%
333,200	Cameron International Corp. (a)	16,873,248
95,500	Cenovus Energy, Inc.	3,372,105
625,200	Encana Corp.	14,098,260
78,300	EOG Resources, Inc.	9,121,167
65,000	Exxon Mobil Corp.	5,926,050
80,000	Hess Corp.	4,180,800
39,100	National Oilwell Varco, Inc.	2,881,670
50,000	Noble Energy, Inc.	4,750,500
458,800	Petroleo Brasileiro SA – ADR	9,419,164
85,000	Range Resources Corp.	5,555,600
132,634	Schlumberger Ltd.	9,222,042
57,600	Southwestern Energy Co. (a)	1,998,720
45,100	Transocean Ltd.	2,060,619

		89,459,945

Financials – 8.5%
105,000	American Express Co.	5,876,850
3,700,000	Charles Schwab Corp. (The)	50,246,000
140,000	Chubb Corp. (The)	10,777,200

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2012 – continued

Shares		Value
Financials (continued)
100,000	Comerica, Inc.	$2,981,000
944,950	Marsh & McLennan Cos., Inc.	32,156,648
281,600	Mercury General Corp.	11,413,248
502,200	Willis Group Holdings PLC	16,909,074

		130,360,020

Health Care – 27.9%
481,200	Abbott Laboratories	31,528,224
75,000	Affymetrix, Inc. (a)	237,750
762,600	Amgen, Inc.	65,999,217
158,500	Biogen Idec, Inc. (a)	21,907,870
227,900	Boston Scientific Corp. (a)	1,171,406
1,070,900	Eli Lilly & Co.	52,077,867
632,035	GlaxoSmithKline PLC – ADR	28,378,372
879,100	Johnson & Johnson	62,257,862
918,800	Medtronic, Inc.	38,203,704
612,850	Novartis AG – ADR	37,052,911
342,206	PerkinElmer, Inc.	10,584,432
367,400	Roche Holding AG – CHF	70,655,363
100,000	Sanofi – ADR	4,385,000

		424,439,978

Industrials – 11.6%
47,600	Alaska Air Group, Inc. (a)	1,820,224
536,000	Arkansas Best Corp.	4,314,800
210,900	Babcock & Wilcox Co. (The) (a)	5,434,893
440,400	Boeing Co. (The)	31,021,776
120,000	C.H. Robinson Worldwide, Inc.	7,239,600
25,000	Caterpillar, Inc.	2,120,250
30,000	CIRCOR International, Inc.	1,034,700
100,000	CSX Corp.	2,047,000
158,300	European Aeronautic Defence and Space Co. N.V. – EUR	5,623,967
201,900	FedEx Corp.	18,572,781
320,900	Honeywell International, Inc.	19,651,916
23,500	JetBlue Airways Corp. (a)	124,315
70,000	Matson, Inc.	1,487,500
135,000	Norfolk Southern Corp.	8,282,250
220,000	PACCAR Inc.	9,534,800
64,300	Pall Corp.	4,048,328
349,100	Ritchie Bros. Auctioneers, Inc.	7,851,259

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2012 – continued

Shares		Value
Industrials (continued)
145,500	Rockwell Automation, Inc.	$10,339,230
2,239,200	Southwest Airlines Co.	19,749,744
20,000	Union Pacific Corp.	2,460,600
199,200	United Parcel Service, Inc. – Class B	14,591,400

		177,351,333

Information Technology – 19.9%
45,650	Accenture PLC – Class A	3,077,266
160,000	Activision Blizzard, Inc.	1,742,400
545,500	Adobe Systems, Inc. (a)	18,547,000
198,100	Altera Corp.	6,038,088
30,000	Analog Devices, Inc.	1,173,300
1,328,900	Applied Materials, Inc.	14,086,340
12,300	ASML Holding N.V.	676,131
600,000	Corning, Inc.	7,050,000
300,000	Diebold, Inc.	8,925,000
416,400	Electronic Arts, Inc. (a)	5,142,540
81,500	EMC Corp. (a)	1,990,230
13,000	Google, Inc. – Class A (a)	8,837,010
80,000	Hewlett-Packard Co.	1,108,000
350,000	Intel Corp.	7,568,750
94,700	Intuit, Inc.	5,627,074
352,000	KLA-Tencor Corp.	16,375,040
914,700	L.M. Ericsson Telephone Co. – ADR	8,131,683
5,500	MasterCard Inc. – Class A	2,535,115
1,802,700	Microsoft Corp.	51,440,045
16,128	Motorola Solutions, Inc.	833,495
81,400	NeuStar, Inc. – Class A (a)	2,978,426
230,000	NVIDIA Corp. (a)	2,753,100
50,700	Oracle Corp.	1,574,235
320,000	QUALCOMM, Inc.	18,744,000
154,100	Research In Motion Ltd. (a)	1,222,013
616,200	Symantec Corp. (a)	11,208,678
1,674,800	Texas Instruments, Inc.	47,045,132
200,000	Thomson Reuters Corp.	5,652,000
264,700	Visa, Inc. – Class A	36,729,772
100,000	Xilinx, Inc.	3,276,000
24,800	Yahoo!, Inc. (a)	416,888

		302,504,751

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2012 – continued

Shares		Value
Materials – 4.9%
260,000	Cabot Corp.	$9,297,600
40,000	Dow Chemical Co. (The)	1,172,000
66,000	E. I. du Pont de Nemours and Co.	2,938,320
25,700	Freeport-McMoRan Copper & Gold, Inc.	999,216
200,300	Greif, Inc. – Class A	8,404,588
78,249	Greif, Inc. – Class B	3,544,680
71,900	Monsanto Co.	6,188,433
87,300	Newmont Mining Corp.	4,762,215
157,300	Potash Corp. of Saskatchewan, Inc.	6,350,201
886,800	Schweitzer-Mauduit International, Inc.	31,064,604

		74,721,857

Utilities – 0.8%
372,379	Public Service Enterprise Group, Inc.	11,931,023

TOTAL COMMON STOCKS (Cost $1,193,520,741)		$1,391,706,028

SHORT-TERM INVESTMENTS – 8.5%
129,603,233	Dreyfus Treasury Prime Cash Management Fund	129,603,233

TOTAL SHORT-TERM INVESTMENTS (Cost $129,603,233)		129,603,233

TOTAL INVESTMENTS – 99.9% (Cost $1,323,123,974)		1,521,309,261
Other Assets in Excess of Liabilities – 0.1%		892,085

TOTAL NET ASSETS – 100.0%		$1,522,201,346

ADR – American Depository Receipt

CHF – Swiss Francs

EUR – Euros

(a)	Non-Income Producing

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by PRIMECAP Management Company.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments PRIMECAP Odyssey Growth Fund October 31, 2012

Shares		Value
COMMON STOCKS – 96.6%
Consumer Discretionary – 8.3%
60,100	Ascena Retail Group, Inc. (a)	$1,189,980
222,800	Bed Bath & Beyond, Inc. (a)	12,851,104
847,200	CarMax, Inc. (a)	28,593,000
737,846	Carnival Corp.	27,949,606
10,000	Deckers Outdoor Corp. (a)	286,300
161,800	DIRECTV (a)	8,269,598
1,233,000	DreamWorks Animation SKG, Inc. – Class A (a)	25,116,210
915,000	Limited Brands, Inc.	43,819,350
416,000	Mattel, Inc.	15,300,480
100,000	Royal Caribbean Cruises Ltd.	3,367,000
240,000	Shutterfly, Inc. (a)	7,262,400
239,400	Sony Corp. – ADR	2,810,556
126,000	TJX Cos., Inc.	5,245,380

		182,060,964

Energy – 3.3%
140,000	Cenovus Energy, Inc.	4,943,400
130,000	Encana Corp.	2,931,500
117,000	EOG Resources, Inc.	13,629,330
100,000	Hess Corp.	5,226,000
74,200	National Oilwell Varco, Inc.	5,468,540
80,000	Noble Energy, Inc.	7,600,800
70,000	Oceaneering International, Inc.	3,663,100
187,900	Petroleo Brasileiro SA – ADR	3,857,587
130,000	Range Resources Corp.	8,496,800
169,800	Schlumberger Ltd.	11,806,194
156,800	Southwestern Energy Co. (a)	5,440,960

		73,064,211

Financials – 5.5%
200,000	Berkshire Hathaway, Inc. – Class B (a)	17,270,000
4,000,000	Charles Schwab Corp. (The)	54,320,000
200,000	Chubb Corp. (The)	15,396,000
1,000,700	Marsh & McLennan Cos., Inc.	34,053,821

		121,039,821

Health Care – 41.9%
1,735,500	Abiomed, Inc. (a)	34,397,610
3,139,300	Accuray, Inc. (a)	21,849,528
564,200	Affymetrix, Inc. (a)	1,788,514
1,442,200	Amgen, Inc.	124,815,199

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2012 – continued

Shares		Value
Health Care (continued)
442,500	Biogen Idec, Inc. (a)	$61,162,350
298,200	BioMarin Pharmaceutical, Inc. (a)	11,045,328
611,500	Boston Scientific Corp. (a)	3,143,110
885,100	Cepheid, Inc. (a)	26,827,381
118,700	Charles River Laboratories International, Inc. (a)	4,429,884
2,293,728	Conceptus, Inc. (a) (b)	43,213,835
450,000	Dendreon Corp. (a)	1,710,000
1,051,400	Eli Lilly & Co.	51,129,582
81,000	GlaxoSmithKline PLC – ADR	3,636,900
463,400	Illumina, Inc. (a)	22,016,134
5,855,100	ImmunoGen, Inc. (a) (b)	64,874,508
289,300	Insulet Corp. (a)	6,136,053
250,000	InterMune, Inc. (a)	1,987,500
576,200	Johnson & Johnson	40,806,484
548,100	Life Technologies Corp. (a)	26,807,571
890,300	Medtronic, Inc.	37,018,674
300,000	Momenta Pharmaceuticals, Inc. (a)	3,804,000
4,405,056	Nektar Therapeutics (a)	39,645,504
538,750	Novartis AG – ADR	32,572,825
145,000	NuVasive, Inc. (a)	2,090,900
433,000	OraSure Technologies, Inc. (a)	3,922,980
48,400	PerkinElmer, Inc.	1,497,012
911,314	QIAGEN N.V. (a)	15,902,430
586,500	Roche Holding AG – CHF	112,790,884
4,581,400	Seattle Genetics, Inc. (a)	115,268,024
68,500	Waters Corp. (a)	5,603,985

		921,894,689

Industrials – 7.1%
498,400	AECOM Technology Corp. (a)	10,700,648
290,000	Babcock & Wilcox Co. (The) (a)	7,473,300
415,800	C.H. Robinson Worldwide, Inc.	25,085,214
133,600	Caterpillar, Inc.	11,330,616
10,000	CIRCOR International, Inc.	344,900
296,000	European Aeronautic Defence and Space Co. N.V. – EUR	10,516,072
399,400	Expeditors International Washington, Inc.	14,622,034
40,900	FedEx Corp.	3,762,391
90,000	IDEX Corp.	3,827,700
42,000	Jacobs Engineering Group, Inc. (a)	1,620,780

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2012 – continued

Shares		Value
Industrials (continued)
1,227,550	JetBlue Airways Corp. (a)	$6,493,740
107,800	Pall Corp.	6,787,088
489,000	Ritchie Bros. Auctioneers, Inc.	10,997,610
33,100	Rockwell Automation, Inc.	2,352,086
2,673,200	Southwest Airlines Co.	23,577,624
150,000	United Continental Holdings, Inc. (a)	2,881,500
196,000	United Parcel Service, Inc – Class B	14,357,000

		156,730,303

Information Technology – 29.0%
57,850	Accenture Ltd. – Class A	3,899,668
1,530,900	Adobe Systems, Inc. (a)	52,050,600
1,001,700	Altera Corp.	30,531,816
469,700	Applied Materials, Inc.	4,978,820
83,600	ASML Holding N.V.	4,595,492
350,000	Corning, Inc.	4,112,500
671,000	Cree, Inc. (a)	20,351,430
197,500	Cymer, Inc. (a)	15,738,775
1,867,200	Electronic Arts, Inc. (a)	23,059,920
805,700	EMC Corp. (a)	19,675,194
3,118,000	Flextronics International Ltd. (a)	17,990,860
738,618	FormFactor, Inc. (a)	3,368,098
82,080	Google, Inc. – Class A (a)	55,795,522
90,000	Hewlett-Packard Co.	1,246,500
250,700	Intel Corp.	5,421,388
105,000	Intuit, Inc.	6,239,100
230,000	Jabil Circuit, Inc.	3,988,200
300,000	KLA-Tencor Corp.	13,956,000
1,247,800	L.M. Ericsson Telephone Co. – ADR	11,092,942
5,500	MasterCard, Inc. – Class A	2,535,115
725,000	Micron Technology, Inc. (a)	3,933,125
1,740,600	Microsoft Corp.	49,668,021
35,128	Motorola Solutions, Inc.	1,815,415
359,811	NetApp, Inc. (a)	9,678,916
195,900	NeuStar, Inc. – Class A (a)	7,167,981
1,928,900	Nuance Communications, Inc. (a)	42,937,314
399,200	NVIDIA Corp. (a)	4,778,424
460,000	QUALCOMM, Inc.	26,944,500
160,000	Rambus, Inc. (a)	774,400
722,450	Research In Motion Ltd. (a)	5,729,028

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2012 – continued

Shares		Value
Information Technology (continued)
431,400	SanDisk Corp. (a)	$18,015,264
797,900	Stratasys, Inc. (a)	53,195,993
736,400	Symantec Corp. (a)	13,395,116
1,187,500	Texas Instruments, Inc.	33,356,875
335,000	Trimble Navigation Ltd. (a)	15,805,300
330,000	Visa, Inc. – Class A	45,790,800
30	Workday, Inc. – Class A (a)	1,455
120,000	Xilinx, Inc.	3,931,200

		637,547,067

Materials – 1.5%
317,500	Monsanto Co.	27,327,225
102,600	Potash Corp. of Saskatchewan, Inc.	4,141,962
18,000	Praxair, Inc.	1,911,780

		33,380,967

TOTAL COMMON STOCKS (Cost $1,749,773,441)		$2,125,718,022

SHORT-TERM INVESTMENTS – 3.3%
73,151,815	Dreyfus Treasury Prime Cash Management Fund	73,151,815

TOTAL SHORT-TERM INVESTMENTS (Cost $73,151,815)		73,151,815

TOTAL INVESTMENTS – 99.9% (Cost $1,822,925,256)		2,198,869,837
Other Assets in Excess of Liabilities – 0.1%		3,027,025

TOTAL NET ASSETS – 100.0%		$2,201,896,862

ADR – American Depository Receipt

CHF – Swiss Francs

EUR – Euros

(a)	Non-Income Producing
(b)	Considered an affiliated company of the fund as the fund owns 5% or more of the outstanding voting securities of such company.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by PRIMECAP Management Company.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments PRIMECAP Odyssey Aggressive Growth Fund October 31, 2012

Shares		Value
COMMON STOCKS – 92.2%
Consumer Discretionary – 7.9%
15,000	Amazon.com, Inc. (a)	$3,492,300
198,000	Ascena Retail Group, Inc. (a)	3,920,400
392,102	Callaway Golf Co.	2,140,877
518,400	CarMax, Inc. (a)	17,496,000
74,700	DIRECTV (a)	3,817,917
1,537,100	DreamWorks Animation SKG, Inc. – Class A (a)	31,310,727
2,200	Five Below, Inc. (a)	72,908
752,000	Royal Caribbean Cruises Ltd.	25,319,840
896,300	Shutterfly, Inc. (a)	27,122,038
277,590	Tesla Motors, Inc. (a)	7,808,607

		122,501,614

Consumer Staples – 2.6%
2,700	Chefs’ Warehouse Holdings, Inc. (The) (a)	41,688
3,313,405	Smart Balance, Inc. (a) (b)	39,429,519

		39,471,207

Energy – 3.0%
270,200	Cabot Oil & Gas Corp.	12,693,996
60,000	EOG Resources, Inc.	6,989,400
80,500	National Oilwell Varco, Inc.	5,932,850
117,800	Range Resources Corp.	7,699,408
958,400	Rex Energy Corp. (a)	12,689,216

		46,004,870

Financials – 1.5%
605,820	MarketAxess Holdings, Inc.	18,925,817
139,400	MSCI, Inc. (a)	3,755,436

		22,681,253

Health Care – 38.1%
2,151,673	Abiomed, Inc. (a) (b)	42,646,159
2,993,300	Accuray, Inc. (a)	20,833,368
688,200	Affymetrix, Inc. (a)	2,181,594
205,200	Biogen Idec, Inc. (a)	28,362,744
592,800	BioMarin Pharmaceutical, Inc. (a)	21,957,312
672,100	Boston Scientific Corp. (a)	3,454,594
847,600	Cardica, Inc. (a)	1,135,784
957,600	Cepheid, Inc. (a)	29,024,856
14,000	Charles River Laboratories International, Inc. (a)	522,480
1,669,750	Conceptus, Inc. (a) (b)	31,458,090
692,000	Dendreon Corp. (a)	2,629,600

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2012 – continued

Shares		Value
Health Care (continued)
5,866,100	Dyax Corp. (a) (b)	$17,598,300
645,200	Fluidigm Corp. (a)	9,736,068
112,000	Illumina, Inc. (a)	5,321,120
3,627,417	ImmunoGen, Inc. (a)	40,191,780
732,300	Insulet Corp. (a)	15,532,083
1,457,200	InterMune, Inc. (a)	11,584,740
827,838	Luminex Corp. (a)	13,311,634
437,500	Momenta Pharmaceuticals, Inc. (a)	5,547,500
2,767,000	Nektar Therapeutics (a)	24,903,000
255,000	NuVasive, Inc. (a)	3,677,100
1,582,600	OraSure Technologies, Inc. (a)	14,338,356
1,529,939	Pharmacyclics, Inc. (a)	93,433,375
113,000	QIAGEN N.V. (a)	1,971,850
377,400	Roche Holding AG – CHF	72,578,482
2,917,500	Seattle Genetics, Inc. (a)	73,404,300
5,600	SurModics, Inc. (a)	100,688
74,000	XenoPort, Inc. (a)	609,020

		588,045,977

Industrials – 8.2%
390,000	Alaska Air Group, Inc. (a)	14,913,600
528,800	Arkansas Best Corp.	4,256,840
107,900	C.H. Robinson Worldwide, Inc.	6,509,607
252,000	CIRCOR International, Inc.	8,691,480
43,800	Colfax Corp. (a)	1,506,282
607,200	Delta Air Lines, Inc. (a)	5,847,336
16,000	Expeditors International of Washington, Inc.	585,760
3,259,525	JetBlue Airways Corp. (a)	17,242,887
82,600	Pall Corp.	5,200,496
584,200	Polypore International, Inc. (a)	20,610,576
293,100	Ritchie Bros. Auctioneers, Inc.	6,591,819
56,000	RPX Corp. (a)	589,680
907,000	Southwest Airlines Co.	7,999,740
47,000	Spirit Airlines, Inc. (a)	824,850
755,000	United Continental Holdings, Inc. (a)	14,503,550
234,000	US Airways Group, Inc. (a)	2,850,120
325,000	Vitran Corp, Inc. (a)	1,699,750
830,738	Zipcar, Inc. (a)	5,208,728

		125,633,101

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2012 – continued

Shares		Value
Information Technology – 29.1%
25,000	3D Systems Corp. (a)	$1,087,500
1,711,500	Active Network, Inc. (a)	15,163,890
992,000	Adobe Systems, Inc. (a)	33,728,000
80,000	Akamai Technologies, Inc. (a)	3,039,200
505,100	Altera Corp.	15,395,448
20,000	Applied Materials, Inc.	212,000
192,600	ASML Holding N.V.	10,587,222
46,100	Audience, Inc. (a)	346,902
1,723,200	comScore, Inc. (a)	24,417,744
507,200	Cree, Inc. (a)	15,383,376
225,000	Cymer, Inc. (a)	17,930,250
1,214,000	Electronic Arts, Inc. (a)	14,992,900
475,000	EMC Corp. (a)	11,599,500
93,231	ExactTarget, Inc. (a)	2,174,147
354,200	FARO Technologies, Inc. (a)	14,238,840
302,700	FEI Co.	16,663,635
716,300	FormFactor, Inc. (a)	3,266,328
64,090	Google, Inc. – Class A (a)	43,566,459
1,402,100	Guidance Software, Inc. (a) (b)	17,077,578
39,500	hiSoft Technology International Ltd. – ADR (a)	410,405
275,000	Intuit, Inc.	16,340,500
184,000	iSoftStone Holdings Ltd. – ADR (a)	881,360
250,000	Jabil Circuit, Inc.	4,335,000
894,500	KIT digital, Inc. (a)	2,486,710
373,300	KLA-Tencor Corp.	17,365,916
800,000	Micron Technology, Inc. (a)	4,340,000
420,000	Monster Worldwide, Inc. (a)	2,612,400
331,900	NetApp, Inc. (a)	8,928,110
150,798	NeuStar, Inc. – Class A (a)	5,517,699
855,900	Nuance Communications, Inc. (a)	19,052,334
169,400	NVIDIA Corp. (a)	2,027,718
13,700	Peregrine Semiconductor Corp. (a)	242,627
76,500	QUALCOMM, Inc.	4,480,988
140,000	Rambus, Inc. (a)	677,600
602,900	Research In Motion Ltd. (a)	4,780,997
1,732	Responsys, Inc. (a)	15,484
409,800	SanDisk Corp. (a)	17,113,248
344,091	SMART Technologies, Inc. – Class A (a)	467,964
603,700	Stratasys, Inc. (a)	40,248,679

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2012 – continued

Shares		Value
Information Technology (continued)
329,900	Symantec Corp. (a)	$6,000,881
336,600	Trimble Navigation Ltd. (a)	15,880,788
40,000	VanceInfo Technologies, Inc. – ADR (a)	304,800
1,000	VMware, Inc. – Class A (a)	84,770
969,600	Websense, Inc. (a)	12,818,112
60,000	Yahoo!, Inc. (a)	1,008,600

		449,294,609

Materials – 1.8%
272,300	Monsanto Co.	23,436,861
94,100	Potash Corp. of Saskatchewan, Inc.	3,798,817

		27,235,678

TOTAL COMMON STOCKS (Cost $1,136,566,000)		$1,420,868,309

SHORT-TERM INVESTMENTS – 7.6%
117,365,151	Dreyfus Treasury Prime Cash Management Fund	117,365,151

TOTAL SHORT-TERM INVESTMENTS (Cost $117,365,151)		117,365,151

TOTAL INVESTMENTS – 99.8% (Cost $1,253,931,151)		1,538,233,460
Assets in Excess of Other Liabilities – 0.2%		3,218,008

TOTAL NET ASSETS – 100.0%		$1,541,451,468

ADR – American Depository Receipt

CHF – Swiss Francs

(a)	Non-Income Producing
(b)	Considered an affiliated company of the fund as the fund owns 5% or more of the outstanding voting securities of such company.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by PRIMECAP Management Company.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities PRIMECAP Odyssey Funds October 31, 2012

	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
ASSETS
Investments, at cost	$1,323,123,974	$1,822,925,256	$1,253,931,151

Investments, at value (unaffiliated)	$1,521,309,261	$2,090,781,494	$1,390,023,814
Investments, at value (affiliated)	—	108,088,343	148,209,646
Receivable for securities sold	—	4,226,058	482,742
Receivable for dividends and interest	1,934,031	2,372,107	1,074,208
Receivable for fund shares sold	4,620,314	4,388,875	5,426,233
Prepaid expenses and other assets	20,427	31,171	24,059

Total assets	1,527,884,033	2,209,888,048	1,545,240,702

LIABILITIES
Payable for securities purchased	2,561,320	586,781	186,853
Payable for fund shares repurchased	652,699	3,637,433	1,068,217
Payable to the advisor (Note 6)	2,061,173	3,098,102	2,119,420
Other accrued expenses & liabilities	407,495	668,870	414,744

Total liabilities	5,682,687	7,991,186	3,789,234

NET ASSETS	$1,522,201,346	$2,201,896,862	$1,541,451,468

Number of shares issued and outstanding (unlimited shares authorized, $0.01 par value)	96,638,419	130,856,379	81,752,723

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.75	$16.83	$18.86

COMPONENTS OF NET ASSETS
Paid-in capital	$1,325,478,423	$1,824,349,544	$1,258,171,114
Undistributed net investment income/(Accumulated net losses)	16,330,713	8,607,982	(807,083)
Accumulated net realized loss	(17,801,356)	(7,030,158)	(221,297)
Net unrealized appreciation	198,193,566	375,969,494	284,308,734

Net assets	$1,522,201,346	$2,201,896,862	$1,541,451,468

The accompanying notes are an integral part of these financial statements.

Statements of Operations PRIMECAP Odyssey Funds For the Year Ended October 31, 2012

	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
INVESTMENT INCOME
Income
Dividends[1]	$28,066,819	$25,159,389	$4,690,051
Interest income	35	29	27

Total income	28,066,854	25,159,418	4,690,078

Expenses
Advisory fees	6,987,965	11,438,016	7,240,088
Shareholder servicing	424,974	1,053,778	651,024
Fund administration and accounting	494,083	802,319	509,780
Custody	124,678	178,634	125,971
Professional fees	55,461	55,523	55,513
Registration fees	29,955	63,680	60,725
Trustee fees	28,314	28,397	28,314
Printing and mailing	80,136	151,305	101,693
Other	93,636	54,314	56,563

Total expenses	8,319,202	13,825,966	8,829,671

Net investment income (loss)	19,747,652	11,333,452	(4,139,593)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments[2]	6,127,327	(2,307,323)	3,170,833
Foreign currency transactions	(11,753)	(23,518)	(14,797)
Change in net unrealized appreciation/depreciation on:
Investments	107,056,223	182,472,562	152,996,462
Foreign currency translations	(35,876)	(67,492)	(41,027)

Net realized and unrealized gain on investments and foreign currency	113,135,921	180,074,229	156,111,471

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$132,883,573	$191,407,681	$151,971,878

[1]	Net of foreign taxes withheld of $794,578, $1,066,064, and $421,752, respectively.
[2]	Includes net realized gain on sales of affiliated companies of $0, $7,018,751, and $60,462, respectively.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets PRIMECAP Odyssey Stock Fund

	Year Ended October 31, 2012	Year Ended October 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$19,747,652	$9,828,222
Net realized gain (loss) on:
Investments	6,127,327	8,833,830
Foreign currency transactions	(11,753)	(5,762)
Change in net unrealized appreciation/depreciation on:
Investments	107,056,223	37,786,162
Foreign currency translations	(35,876)	29,831

Net increase in net assets resulting from operations	132,883,573	56,472,283

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME	(12,241,758)	(5,099,941)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	673,497,259	492,192,375
Proceeds from reinvestment of distributions	9,899,513	4,774,772
Cost of shares repurchased	(186,121,894)	(251,163,250)
Redemption fee proceeds	33,331	15,527

Net increase from capital share transactions	497,308,209	245,819,424

Total increase in net assets	617,950,024	297,191,766

NET ASSETS
Beginning of year	904,251,322	607,059,556

End of year (includes undistributed net investment income of $16,330,713 and $8,872,391, respectively)	$1,522,201,346	$904,251,322

CHANGE IN CAPITAL SHARES
Shares outstanding, beginning of year	63,147,115	45,027,268

Shares sold	45,089,741	34,887,757
Shares issued on reinvestment of distributions	711,172	341,543
Shares repurchased	(12,309,609)	(17,109,453)

Net increase in capital shares	33,491,304	18,119,847

Shares outstanding, end of year	96,638,419	63,147,115

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets PRIMECAP Odyssey Growth Fund

	Year Ended October 31, 2012	Year Ended October 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$11,333,452	$4,680,015
Net realized gain (loss) on:
Investments	(2,307,323)	20,610,429
Foreign currency transactions	(23,518)	(10,487)
Change in net unrealized appreciation/depreciation on:
Investments	182,472,562	35,839,872
Foreign currency translations	(67,492)	59,350

Net increase in net assets resulting from operations	191,407,681	61,179,179

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	(6,864,980)	(1,416,348)
Net realized gain on investments	(7,111,047)	—

Net decrease in net assets resulting from distributions paid	(13,976,027)	(1,416,348)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	711,441,078	711,410,844
Proceeds from reinvestment of distributions	13,378,508	1,337,875
Cost of shares repurchased	(522,292,867)	(401,953,384)
Redemption fee proceeds	65,242	149,175

Net increase from capital share transactions	202,591,961	310,944,510

Total increase in net assets	380,023,615	370,707,341

NET ASSETS
Beginning of year	1,821,873,247	1,451,165,906

End of year (includes undistributed net investment income of $8,607,982 and $4,319,310, respectively)	$2,201,896,862	$1,821,873,247

CHANGE IN CAPITAL SHARES
Shares outstanding, beginning of year	117,989,471	98,706,971

Shares sold	44,162,964	45,548,287
Shares issued on reinvestment of distributions	905,731	87,787
Shares repurchased	(32,201,787)	(26,353,574)

Net increase in capital shares	12,866,908	19,282,500

Shares outstanding, end of year	130,856,379	117,989,471

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets PRIMECAP Odyssey Aggressive Growth Fund

	Year Ended October 30, 2012	Year Ended October 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(4,139,593)	$(3,382,612)
Net realized gain (loss) on:
Investments	3,170,833	26,971,334
Foreign currency transactions	(14,797)	12,755
Change in net unrealized appreciation/depreciation on:
Investments	152,996,462	42,923,262
Foreign currency translations	(41,027)	20,135

Net increase in net assets resulting from operations	151,971,878	66,544,874

DISTRIBUTIONS TO SHAREHOLDERS FROM REALIZED GAIN ON INVESTMENTS	(21,243,259)	(27,881,437)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	535,108,903	492,535,674
Proceeds from reinvestment of distributions	20,208,334	27,335,474
Cost of shares repurchased	(279,205,992)	(234,079,639)
Redemption fee proceeds	76,299	131,984

Net increase from capital share transactions	276,187,544	285,923,493

Total increase in net assets	406,916,163	324,586,930

NET ASSETS
Beginning of year	1,134,535,305	809,948,375

End of year (includes accumulated net losses of $807,083 and $0, respectively)	$1,541,451,468	$1,134,535,305

CHANGE IN CAPITAL SHARES
Shares outstanding, beginning of year	66,762,268	50,097,938

Shares sold	29,438,901	29,150,342
Shares issued on reinvestment of distributions	1,276,585	1,689,461
Shares repurchased	(15,725,031)	(14,175,473)

Net increase in capital shares	14,990,455	16,664,330

Shares outstanding, end of year	81,752,723	66,762,268

The accompanying notes are an integral part of these financial statements.

Financial Highlights PRIMECAP Odyssey Stock Fund For a capital share outstanding throughout each period.

	Year Ended Oct. 31, 2012	Year Ended Oct. 31, 2011	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2008

Net asset value, beginning of the year	$14.32	$13.48	$11.69	$10.10	$15.22

Income from investment operations:
Net investment income	0.21	0.16	0.09 [1]	0.10	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	1.40	0.79	1.79	1.55	(4.99)

Total from investment operations	1.61	0.95	1.88	1.65	(4.93)

Less:
Dividends from net investment income	(0.18)	(0.11)	(0.09)	(0.06)	(0.07)
Distributions from net realized gain	—	—	—	—	(0.12)

Total distributions	(0.18)	(0.11)	(0.09)	(0.06)	(0.19)

Net asset value, end of year	$15.75	$14.32	$13.48	$11.69	$10.10

Total return	11.39%	7.05%	16.14%	16.55%	(32.73%)

Ratios/supplemental data:
Net assets, end of year (millions)	$1,522.2	$904.3	$607.1	$179.7	$187.0

Ratio of expenses to average net assets	0.66%	0.66%	0.71%	0.80%	0.79%

Ratio of net investment income to average net assets	1.57%	1.25%	1.37%[1]	0.96%	0.51%

Portfolio turnover rate	11%	24%	3%	34%	10%

[1]	Investment income per share reflects a special dividend of $0.05. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.74%.

The accompanying notes are an integral part of these financial statements.

Financial Highlights PRIMECAP Odyssey Growth Fund For a capital share outstanding throughout each period.

	Year Ended Oct. 31, 2012	Year Ended Oct. 31, 2011	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2008

Net asset value, beginning of the year	$15.44	$14.70	$12.18	$10.07	$15.71

Income from investment operations:
Net investment income	0.09	0.04	0.02	0.03	0.03
Net realized and unrealized gain (loss) on investments and foreign currency	1.42	0.71	2.53	2.11	(5.59)

Total from investment operations	1.51	0.75	2.55	2.14	(5.56)

Less:
Dividends from net investment income	(0.06)	(0.01)	(0.03)	(0.03)	(0.04)
Distributions from net realized gain	(0.06)	—	—	—	(0.04)

Total distributions	(0.12)	(0.01)	(0.03)	(0.03)	(0.08)

Net asset value, end of year	$16.83	$15.44	$14.70	$12.18	$10.07

Total return	9.86%	5.13%	20.96%	21.39%	(35.55%)

Ratios/supplemental data:
Net assets, end of year (millions)	$2,201.9	$1,821.9	$1,451.2	$706.5	$412.4

Ratio of expenses to average net assets	0.67%	0.66%	0.68%	0.71%	0.71%

Ratio of net investment income to average net assets	0.55%	0.26%	0.15%	0.35%	0.26%

Portfolio turnover rate	12%	13%	5%	12%	13%

The accompanying notes are an integral part of these financial statements.

Financial Highlights PRIMECAP Odyssey Aggressive Growth Fund For a capital share outstanding throughout each period.

	Year Ended Oct. 31, 2012	Year Ended Oct. 31, 2011	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2008

Net asset value, beginning of the year	$16.99	$16.17	$12.33	$9.46	$16.03

Income from investment operations:
Net investment loss	(0.05)	(0.05)	(0.05)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	2.24	1.40	3.89	2.92	(6.42)

Total from investment operations	2.19	1.35	3.84	2.87	(6.48)

Less:
Distributions from net realized gain	(0.32)	(0.53)	—	—	(0.09)

Net asset value, end of year	$18.86	$16.99	$16.17	$12.33	$9.46

Total return	13.25%	8.50%	31.14%	30.34%	(40.60%)

Ratios/supplemental data:
Net assets, end of year (millions)	$1,541.5	$1,134.5	$809.9	$368.8	$225.4

Ratio of expenses to average net assets	0.68%	0.68%	0.71%	0.77%	0.78%

Ratio of net investment loss to average net assets	(0.32%)	(0.33%)	(0.45%)	(0.54%)	(0.46%)

Portfolio turnover rate	14%	11%	15%	20%	24%

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements PRIMECAP Odyssey Funds For the Year Ended October 31, 2012

(1)  Organization

PRIMECAP Odyssey Funds (the “Trust”) was organized on June 8, 2004 as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is comprised of three series: PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund (the “Funds”), each of which is diversified within the meaning of the 1940 Act. PRIMECAP Management Company (the “Investment Advisor”) serves as investment advisor to the Funds. Each Fund commenced operations on November 1, 2004.

Each Fund’s investment objective is to achieve long-term capital appreciation. Each Fund is authorized to issue unlimited shares of beneficial interest. All shares within each Fund have equal rights with respect to voting. Prior to July 1, 2012, each Fund charged a redemption fee of 2% of the redemption amount on shares redeemed or exchanged within 60 days of purchase.

(2)  Significant Accounting Policies

The Funds consistently follow the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities traded on the National Association of Securities Dealers Authorized Quotations (“NASDAQ”) are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Non-U.S. traded stocks are valued at the last sale price or official closing price in the primary local market where the stock is traded. Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and ask price.

Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by a valuation committee of the Investment Advisor in accordance with procedures approved by the Trust’s Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of a security used by a Fund to calculate its net asset value per share (“NAV”) may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments, and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2012 – continued

B.	Share Valuation

The NAV of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of the Fund. The result is rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.

C.	Foreign Currency

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates as of 4 p.m. Eastern time on the valuation date. Purchases and sales of investments and dividend and interest income are converted into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. Foreign securities and currency transactions may involve risks not associated with U.S. securities and currency.

D.	Federal Income Taxes

Each Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code (the “IRC”). Each Fund intends to distribute substantially all of its taxable income and any accumulated net realized capital gains. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be reclaimed. The Funds will accrue such taxes and reclaims as applicable based upon their current interpretations of the tax rules and regulations that exist in the markets in which they invest.

Each Fund has adopted accounting standards regarding recognition and measurement of tax positions taken on a tax return. No material uncertain tax positions existed in any Fund as of October 31, 2012. As of October 31, 2012, open tax years include the tax years ended October 31, 2009 through 2012. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2012, the Funds did not incur any interest or penalties.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2012 – continued

E.	Allocation of Expenses

Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds by an appropriate method based on the nature of the expense.

F.	Security Transactions, Investment Income, and Distributions

Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. United States Generally Accepted Accounting Principles (“GAAP”) require that permanent financial reporting and tax differences be reclassified in the capital accounts.

G.	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

H.	Indemnification Obligations

Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, the Funds would expect the risk of loss to be minimal.

(3)  Investment Transactions

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 2012 were as follows:

Fund	Purchases	Sales
PRIMECAP Odyssey Stock Fund	$558,542,813	$130,180,365
PRIMECAP Odyssey Growth Fund	$383,771,758	$240,598,963
PRIMECAP Odyssey Aggressive Growth Fund	$340,137,304	$169,242,481

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2012 – continued

(4)  Valuation Measurements

The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used to value the asset or liability. These standards state that “observable inputs” reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. “Unobservable inputs” reflect the Funds’ own assumptions about the inputs market participants would use to value the asset or liability.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels below:

Level 1 –	Unadjusted quoted prices in active markets for identical securities to which the Trust has access at the date of measurement.

Level 2 –	Other significant observable inputs (including quoted prices for similar or related securities in both active and inactive markets, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 –	Significant unobservable inputs to the extent observable inputs are unavailable (including the Funds’ own assumptions in determining fair value of investments based on the best available information).

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2012 – continued

The following table provides the fair value measurements of applicable Fund assets by level within the fair value hierarchy for each Fund as of October 31, 2012. There were no transfers into or out of Level 1 and Level 2 during the reporting period. These assets are measured on a recurring basis.

Fund	Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

PRIMECAP Odyssey Stock Fund	Equity Common Stock[1]	$1,391,706,028	$—	$—	$1,391,706,028

	Total Equity	$1,391,706,028	$—	$—	$1,391,706,028

	Short-Term Investments	$129,603,233	$—	$—	$129,603,233

	Total Investments in Securities	$1,521,309,261	$—	$—	$1,521,309,261

PRIMECAP Odyssey Growth Fund	Equity Common Stock[1]	$2,125,718,022	$—	$—	$2,125,718,022

	Total Equity	$2,125,718,022	$—	$—	$2,125,718,022

	Short-Term Investments	$73,151,815	$—	$—	$73,151,815

	Total Investments in Securities	$2,198,869,837	$—	$—	$2,198,869,837

PRIMECAP Odyssey Aggressive Growth Fund	Equity Common Stock[1]	$1,420,868,309	$—	$—	$1,420,868,309

	Total Equity	$1,420,868,309	$—	$—	$1,420,868,309

	Short-Term Investments	$117,365,151	$—	$—	$117,365,151

	Total Investments in Securities	$1,538,233,460	$—	$—	$1,538,233,460

1 Refer to each Fund’s respective Schedule of Investments for the breakdown of major categories.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. ASU No. 2011-04 is effective for interim and fiscal years beginning after December 15, 2011. Management does not believe these amendments will have a material impact on the Funds’ financial statements.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2012 – continued

(5)  Distribution to Shareholders

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of deferred wash sale losses.

As of October 31, 2012, the components of capital on a tax basis were as follows:

	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
Cost of investments for tax purposes[1]	$1,326,954,285	$1,826,775,111	$1,254,152,448

Gross tax unrealized appreciation	241,643,043	523,149,720	458,365,589
Gross tax unrealized depreciation	(47,279,788)	(151,030,082)	(174,278,152)

Net tax unrealized appreciation .	194,363,255	372,119,638	284,087,437

Undistributed ordinary income .	16,330,713	8,607,982	—
Undistributed long-term capital gain	—	—	—

Total distributable earnings	16,330,713	8,607,982	—

Other accumulated gain (loss)	(13,971,045)	(3,180,302)	(807,083)

Total accumulated gain	$196,722,923	$377,547,318	$283,280,354

[1]	At October 31, 2012 the differences in the basis for federal income tax purposes and financial reporting purposes are due to the tax deferral of losses on wash sales.

GAAP requires that permanent book-to-tax differences be reclassified among the components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended October 31, 2012, the following reclassifications were made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid In Capital
PRIMECAP Odyssey Stock Fund	$(47,572)	$47,572	$—
PRIMECAP Odyssey Growth Fund	(179,800)	179,800	—
PRIMECAP Odyssey Aggressive Growth Fund	3,332,510	(3,331,872)	(638)

Permanent book-to-tax differences that required reclassification among the Funds’ capital accounts related to foreign currency adjustments and net operating losses.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2012 – continued

During the fiscal year ended October 31, 2012, the PRIMECAP Odyssey Stock Fund used $6,026,817 in capital loss carryover accumulated in prior fiscal years. At October 31, 2012, the PRIMECAP Odyssey Stock Fund had capital loss carryover of $13,971,045 which expires on October 31, 2017. The PRIMECAP Odyssey Growth Fund had a long-term capital loss carryover of $3,180,302 which does not expire. The PRIMECAP Odyssey Aggressive Growth Fund deferred, on a tax basis, late-year ordinary losses of $807,083.

Tax components of dividends paid during the fiscal years ended October 31, 2012 and October 31, 2011 were as follows:

	October 31, 2012
	Ordinary Income Distributions	Long-Term Capital Gain Distributions
PRIMECAP Odyssey Stock Fund	$12,241,758	$—
PRIMECAP Odyssey Growth Fund	$13,976,027	$—
PRIMECAP Odyssey Aggressive Growth Fund	$13,466,237	$7,777,022

	October 31, 2011
	Ordinary Income Distributions	Long-Term Capital Gain Distributions
PRIMECAP Odyssey Stock Fund	$5,099,941	$—
PRIMECAP Odyssey Growth Fund	$1,416,348	$—
PRIMECAP Odyssey Aggressive Growth Fund	$—	$27,881,437

The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended October 31, 2012.

In December 2010, the Regulated Investment Company Modernization Act (the “RIC Act”) was enacted by Congress and signed into law. Under the RIC Act, new capital loss carryover may be carried forward indefinitely and retain the character of the original loss. Any post-enactment capital loss carryover generated will be required to be utilized prior to the losses incurred in pre-enactment years. This ordering rule increases the likelihood that the pre-enactment capital loss carryovers will expire unused. The RIC Act, among other things, also contains provisions aimed at preventing disqualification under the IRC for inadvertent failures to comply with the asset diversification and qualifying income tests, exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain pay-through income and gains.

(6)  Investment Advisory and Other Agreements

The Trust has entered into an investment management agreement with the Investment Advisor on behalf of each Fund. For its services to the Funds, the Investment Advisor receives a fee paid quarterly at the annual rate of 0.60% of the first $100 million of each Fund’s average daily net

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2012 – continued

assets and 0.55% of each Fund’s average daily net assets in excess of $100 million. For the year ended October 31, 2012, each Fund paid the Investment Advisor at an effective annual rate of 0.55% of its respective average net assets.

The Bank of New York Mellon serves as the Funds’ custodian. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the administrator, fund accountant, and transfer agent to the Funds. Quasar Distributors, LLC, an affiliate of USBFS, serves as the Funds’ distributor.

(7)  Other Affiliates

Certain of the Funds’ investments are in companies that are considered to be affiliated companies of a Fund because the Fund owns 5% or more of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

PRIMECAP Odyssey Growth Fund
		Current Period Transactions
Common Stock	Market Value at October 31, 2011	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Realized Gain (Loss)	Market Value at October 31, 2012
Conceptus, Inc.	$25,962,947	$523,756	$—	$—	$—	$43,213,835
ImmunoGen, Inc.	79,307,200	302,486	95,493	—	6,443	64,874,508
Stratasys, Inc.(1)	29,722,400	—	13,976,512	—	7,012,308	N/A

	$134,992,547	$826,242	$14,072,005	$—	$7,018,751	$108,088,343

(1)	No longer an affiliate as of October 31, 2012.

PRIMECAP Odyssey Aggressive Growth Fund
		Current Period Transactions
Common Stock	Market Value at October 31, 2011	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Realized Gain (Loss)	Market Value at October 31, 2012
Abiomed, Inc.	$30,845,485	$2,373,723	$346,355	$—	$60,462	$42,646,159
Conceptus, Inc.	19,235,520	—	—	—	—	31,458,090
Dyax, Corp.	7,863,750	77,587	—	—	—	17,598,300
Guidance Software, Inc.	7,825,621	1,101,838	—	—	—	17,077,578
Smart Balance, Inc.	21,702,803	—	—	—	—	39,429,519

	$87,473,179	$3,553,148	$346,355	$—	$60,462	$148,209,646

(8)  Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of PRIMECAP Odyssey Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund and PRIMECAP Odyssey Aggressive Growth Fund (the “Funds”) at October 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 13, 2012

Expense Example PRIMECAP Odyssey Funds (Unaudited)

As a shareholder of one or more of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This expense example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The expense example is based on an investment of $1,000 invested for a six-month period beginning May 1, 2012 and held through October 31, 2012.

Actual Expenses

The information in the table adjacent to the heading “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table adjacent to the heading “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information adjacent to the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different mutual funds. In addition, if transactional costs were included, your costs would have been higher.

Expense Example

PRIMECAP Odyssey Funds

(Unaudited) – continued

	Beginning Account Value (05/1/12)	Ending Account Value (10/31/12)	Expenses Paid During Period[1] (05/1/12 to 10/31/12)	Expense Ratio During Period[1] (05/1/12 to 10/31/12)
PRIMECAP Odyssey Stock Fund
Actual Performance	$1,000.00	$1,020.70	$3.39	0.67%
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,021.79	$3.39	0.67%
PRIMECAP Odyssey Growth Fund
Actual Performance	$1,000.00	$1,014.50	$3.37	0.67%
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,021.79	$3.39	0.67%
PRIMECAP Odyssey Aggressive Growth Fund
Actual Performance	$1,000.00	$1,035.70	$3.45	0.67%
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,021.75	$3.43	0.67%
[1]

Expenses are equal to a Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (366) to reflect the one-half year period.

Additional Information PRIMECAP Odyssey Funds (Unaudited)

Additional Tax Information

PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund designate 100%, 100% and 27%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2012 as qualified dividend income.

PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund designate 100%, 100%, and 11%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2012 as dividends qualifying for the dividends received deduction available for corporate shareholders.

PRIMECAP Odyssey Growth Fund and PRIMECAP Odyssey Aggressive Growth Fund designate 50% and 100%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2012 as short-term capital gain under Internal Revenue Code 871(k)(2)(C).

Proxy Voting Procedures

The Investment Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust’s Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-729-2307. This information is also available through the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling toll-free 1-800-729-2307. This information is also available through the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free 1-800-729-2307.

Board Approval of the Renewal of the Investment Advisory Agreement

The Board of Trustees (the “Board”) of PRIMECAP Odyssey Funds (the “Trust”) is comprised of five Trustees, four of whom are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”). In October 2012, the Board of Trustees, including the Independent Trustees, approved a one-year renewal of the Trust’s investment advisory agreement with PRIMECAP Management Company (the “Advisor”).

General Information

As part of the annual contract review process, the Independent Trustees, through Trust counsel, requested and received extensive materials, including information related to: the nature, extent,

Additional Information

PRIMECAP Odyssey Funds

(Unaudited) – continued

and quality of the services provided to the Funds by the Advisor; information regarding the short- and long-term performance of each Fund relative to market indices and other funds in its Morningstar, Inc. (“Morningstar”) category; the advisory fees paid to the Advisor and the total expense ratio of each Fund compared to the advisory fees and the total expense ratios of other funds in the Fund’s Morningstar category; financial information for the Advisor and information related to the profitability to the Advisor of the investment advisory agreement with the Trust; the extent to which the Advisor expects to achieve economies of scale in connection with the services it provides to each Fund; any ancillary or “fall out” benefits that the Advisor may derive from its relationship with the Funds; and information about the personnel of the Advisor providing services to the Funds. The Independent Trustees also requested and received information regarding the Advisor’s risk controls, risk evaluation processes and compliance program, including brokerage and trading processes, and business continuity plans.

With respect to investment performance, the Board noted that the Advisor had made presentations on a quarterly basis regarding the Funds’ portfolio construction, investment environment, and results. The Board noted that in addition to meeting with the Funds’ portfolio managers on a quarterly basis, they also received presentations from different analysts throughout the year on specific investment sectors and each Fund’s investments in those sectors. In considering the renewal of the agreement, the Board also took into account other information it had received at past Board and committee meetings with respect to various matters.

The Independent Trustees reviewed information from Trust counsel regarding their responsibilities in considering whether to renew the investment advisory agreement for an additional one-year period. In connection with their deliberations, the Board considered such information and factors that they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Board considered renewal of the investment advisory agreement separately for each Fund, although the Board took into account the common interests of all the Funds in its review. In considering these matters, the Board discussed the renewal of the investment advisory agreement with management, and the Independent Trustees met in private sessions with Trust counsel at which no employees of the Advisor were present.

In deciding to approve the renewal of the investment advisory agreement, the Board and the Independent Trustees did not identify a single factor that was controlling. The Board and the Independent Trustees concluded that each of the various factors referred to below favored such approval. The following summary describes the key factors considered by the Independent Trustees and the conclusions thereto that formed the basis for approving the renewal of the investment advisory agreement in light of the legal advice furnished by counsel and their own business judgment. This summary in not inclusive of all of the factors considered.

Nature, Extent, and Quality of Services

The Board considered the services provided by the Advisor to the Funds under the investment advisory agreement, including the background, education, and experience of its key portfolio management, compliance, and operational personnel; its overall financial strength and stability; its resources and efforts to retain, attract, and motivate capable personnel to serve the Funds; and

Additional Information

PRIMECAP Odyssey Funds

(Unaudited) – continued

the overall general quality and depth of its organization. The Board also took into account the experience, capability, and integrity of the Advisor’s senior management, the time that the senior management commits to the Funds, and the Advisor’s demonstrated commitment to the Funds; its investment philosophy and processes, including its brokerage and trading practices; its disaster recovery and contingency planning; its oversight of the Funds’ internal control environment with regard to compliance with applicable laws and regulations; each Fund’s Morningstar Stewardship rating of “A”; and the significant investment by each portfolio manager in the Funds that he manages, aligning his interests with those of Fund shareholders. The Board and the Independent Trustees concluded that the nature, extent, and quality of services provided (and expected to be provided) under the investment advisory agreement were of a high level and very satisfactory.

Investment Performance

The Board assessed the performance of each Fund compared with its benchmark and other funds in the same category as determined by Morningstar for the one-year, three-year, five-year, and since-inception periods ended July 31, 2012. The Board made the following observations in reviewing the Funds’ performance:

•

The PRIMECAP Odyssey Stock Fund outperformed its benchmark, the S&P 500, during the five-year and since inception periods, though it underperformed during the one-year and three-year periods. The Fund’s performance relative to other mutual funds in the Morningstar Large Growth Fund universe was at or above median for all time periods reviewed and was determined to be acceptable.

•

The PRIMECAP Odyssey Growth Fund outperformed the S&P 500, its primary benchmark, for the five-year and since inception periods. The Fund underperformed the S&P 500 during the one and three-year periods. It outperformed its secondary benchmark, the Russell 1000 Growth Index, for the period from the Fund’s inception through July 31, 2012 but underperformed the index for the shorter periods. The Fund’s performance was above median for each time period considered and was satisfactory in relation to other mutual funds in Morningstar’s Large Growth Fund universe over the various time periods.

•

The PRIMECAP Odyssey Aggressive Growth Fund outperformed both its primary and secondary benchmarks, the S&P 500 and the Russell Midcap Growth Index, for the three-year, five-year, and since inception periods. Over the 12 months ended July 31, 2012, the Fund outperformed the Russell Midcap Growth Index but underperformed the S&P 500. The Fund’s performance generally compared favorably to other mutual funds in the Morningstar Mid-Cap Growth Fund universe and was above median for all time periods considered.

Based on the information provided to them and in consideration of the specific investment objectives and risk profiles of each Fund, the Board and the Independent Trustees concluded that the performance of each Fund was satisfactory.

Additional Information

PRIMECAP Odyssey Funds

(Unaudited) – continued

Advisory Fees and Fund Expenses

The Board reviewed the fees and expenses paid by each Fund to the Advisor as well as an analysis of Morningstar data with respect to the fees and expenses paid by comparable funds. They compared the advisory fees and total expense ratios for each Fund to those of: 1) all other funds in the same Morningstar category (for the Stock and Growth Funds – Large Growth Funds, and for the Aggressive Growth Fund – Mid-Cap Growth Funds); 2) funds in the same Morningstar category with fee structures and characteristics similar to the Funds (e.g., no distribution or shareholder servicing plans, and excluding load funds, index and enhanced index funds, funds of funds, and multi-manager funds); and 3) a peer group of 15 funds with characteristics and asset sizes similar to the Funds. The Independent Trustees noted that, for each Fund, the advisory fee and the total expense ratio was in the lowest quartile (and therefore most favorable to shareholders) in each group reviewed, except for the advisory fee of the Stock Fund, which had the fourth lowest advisory fee of the 15 funds in its peer group (and therefore was in the lowest 27% of funds in the peer group).

The Board also reviewed the fees charged by the Advisor to other clients, including other mutual funds for which it provides sub-advisory services. The Board noted that although those fees were lower than those charged by the Advisor to the Funds, the Advisor provided additional services to the Funds that it did not provide to other clients, including the services of the Trust’s Chief Compliance Officer and other Fund officers, and other personnel involved in the oversight of the Trust’s service providers. The Board and the Independent Trustees determined that the advisory fees and expenses charged to the Funds were reasonable in consideration of the services provided.

Costs and Profits of the Advisor

The Board reviewed information relating to the Advisor’s profitability with respect to the investment advisory agreement and concluded that the profit levels were reasonable in light of the nature, extent, and quality of the services provided by the Advisor to the Funds. The Board also reviewed information regarding the Advisor’s financial position and concluded that the Advisor would be able to continue to provide advisory services to the Fund. As part of this discussion, the Independent Trustees recognized the importance of the profitability of the Advisor, not only in maintaining its own financial condition, but also in maintaining an environment in which it is able to attract and retain talented investment professionals.

Economies of Scale and Other Benefits to the Investment Advisor

The Board recognized the Advisor’s efforts in overseeing the expenses incurred by the Funds. The Independent Trustees considered information regarding the level of advisory fees charged to each Fund and noted that the advisory fees were low relative to other mutual funds with similar investment objectives. The Board and the Independent Trustees concluded that the assets of the Funds were unlikely to grow to levels that would generate economies of scale for the Advisor that would justify additional fee breakpoints in the near future. The Board also considered the benefits received by the Advisor as a result of its relationship with the Funds, including investment advisory fees and the intangible benefits of any favorable publicity arising in connection with the Funds’ performance.

Additional Information

PRIMECAP Odyssey Funds

(Unaudited) – continued

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to the Advisor pursuant to the investment advisory agreement is fair and reasonable in light of the services being provided by the Advisor to each Fund and its shareholders, and that renewal of the investment advisory agreement was in the best interest of each Fund and its shareholders.

Management PRIMECAP Odyssey Funds (Unaudited)

Portfolio Managers

PRIMECAP Management Company has five portfolio managers who together have more than 140 years of investment experience. The portfolio managers primarily responsible for overseeing the Funds’ investments are:

Name	Years of Experience
Mitchell J. Milias	48
Theo A. Kolokotrones	42
Joel P. Fried	27
Alfred W. Mordecai	15
M. Mohsin Ansari	12

Each of these five individuals manages a portion of the PRIMECAP Odyssey Stock Fund and the PRIMECAP Odyssey Growth Fund. The PRIMECAP Odyssey Aggressive Growth Fund is primarily managed by Messrs. Kolokotrones, Fried, Mordecai, and Ansari. A small portion of each Fund’s assets may be managed by individuals in the Investment Advisor’s research department.

Officers and Trustees

The Trust’s officers, who oversee the Funds’ daily operations, are appointed by the Board of Trustees. The trustees are responsible for the overall management of the Trust, including establishing the Funds’ policies and general supervision and review of their investment activities. The Statement of Additional Information includes additional information about the trustees and is available, without charge, by calling 1-800-729-2307 or at the Funds’ website at www.odysseyfunds.com.

Executive Officers. The table below sets forth certain information about each of the Trust’s executive officers.

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years
Theo A. Kolokotrones 225 South Lake Ave. Pasadena, CA 91101-3005 (1946)	Co-Chief Executive Officer	Indefinite; Since 09/04	Vice-Chairman, Director, Portfolio Manager, and Principal PRIMECAP Management Company
Joel P. Fried 225 South Lake Ave. Pasadena, CA 91101-3005 (1962)	Co-Chief Executive Officer and Trustee	Indefinite; Since 09/04	President, Director, Portfolio Manager, and Principal PRIMECAP Management Company

Management

PRIMECAP Odyssey Funds

(Unaudited) – continued

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years
Alfred W. Mordecai 225 South Lake Ave. Pasadena, CA 91101-3005 (1967)	Co-Chief Executive Officer	Indefinite; Since 10/12	Executive Vice President, Director, Portfolio Manager, and Principal PRIMECAP Management Company
Michael J. Ricks 225 South Lake Ave. Pasadena, CA 91101-3005 (1977)	Chief Financial Officer, Chief Administrative Officer, and Secretary	Indefinite; Since 03/11	Director of Fund Administration, PRIMECAP Management Company (since 2011); Vice President, Fund Administration and Compliance, U.S. Bancorp Fund Services, LLC (2001-2011)
Karen Chen 225 South Lake Ave. Pasadena, CA 91101-3005 (1973)	Vice President of Compliance, Chief Compliance Officer, and AML Officer	Indefinite; Since 10/04	Chief Compliance Officer, Director of Compliance and Reporting PRIMECAP Management Company

“Independent” Trustees. The table below sets forth certain information about each of the trustees of the Trust who is not an “interested person” of the Trust as defined in the 1940 Act (“Independent Trustees”).

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex by Trustee[1]	Other Director- ships Held by Trustee
Benjamin F. Hammon 225 South Lake Ave. Pasadena, CA 91101-3005 (1935)	Chairman of the Board and Trustee	Indefinite; Since 09/04	Retired; Director, Institutional Equity Sales, Salomon Smith Barney Inc. (1963-1998)	3	None
Wayne H. Smith 225 South Lake Ave. Pasadena, CA 91101-3005 (1941)	Chairman of the Audit Committee and Trustee	Indefinite; Since 09/04	Retired; President, Wayne H. Smith Consulting, Inc. (2002- 2007); Vice President, Financial Services, Avery Dennison Corporation (2001-2002); Vice President, Financial Services, and Treasurer, Avery Dennison Corporation (1999-2001)	3	None

Management

PRIMECAP Odyssey Funds

(Unaudited) – continued

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex by Trustee[1]	Other Director- ships Held by Trustee
Joseph G. Uzelac 225 South Lake Ave. Pasadena, CA 91101-3005 (1944)	Trustee	Indefinite; Since 10/07	Retired; Managing Director, Lehman Brothers Global Investment Bank (1988-2007)	3	None
Elizabeth D. Obershaw 225 South Lake Ave. Pasadena, CA 91101-3005 (1960)	Trustee	Indefinite; Since 06/08	Managing Director, Horsley Bridge Partners, an investment advisor (2007-present); Vice President and Chief Investment Officer, Hewlett-Packard Company (1991-2007); Hewlett-Packard Company (1983-1991)	3	None

“Interested” Trustees. The table below sets forth certain information about each of the trustees of the Trust who is an “interested person” of the Trust as defined by the 1940 Act.

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex by Trustee[1]	Other Director- ships Held by Trustee
Joel P. Fried[2] 225 South Lake Ave. Pasadena, CA 91101-3005 (1962)	Co-Chief Executive Officer and Trustee	Indefinite; Since 09/04	President, Director, Portfolio Manager, and Principal PRIMECAP Management Company	3	None

[1]	Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.
[2]	Mr. Fried is an “interested person” of the Trust, as defined by the 1940 Act, because of his employ- ment with PRIMECAP Management Company, the investment advisor to the Trust.

Investment Advisor

PRIMECAP MANAGEMENT COMPANY

225 South Lake Avenue, Suite 400

Pasadena, California 91101

•

Distributor

QUASAR DISTRIBUTORS, LLC

615 East Michigan Street, 4th Floor

Milwaukee, Wisconsin 53202

•

Custodian

THE BANK OF NEW YORK MELLON

One Wall Street

New York, New York 10286

•

Transfer Agent

U.S. BANCORP FUND SERVICES, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, Wisconsin 53202

•

Administrator

U.S. BANCORP FUND SERVICES, LLC

2020 East Financial Way, Suite 100

Glendora, California 91741

•

Legal Counsel

BINGHAM McCUTCHEN LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

•

Independent Registered Public Accounting Firm

PRICEWATERHOUSECOOPERS LLP

Three Embarcadero Center

San Francisco, California 94111

This report is intended for the shareholders of the PRIMECAP Odyssey Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

PRIMECAP, PRIMECAP Odyssey, and the PRIMECAP Odyssey logo are trademarks of PRIMECAP Management Company.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-729-2307.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Wayne Smith is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and specifically relate to the accountant’s review of the registrant’s federal and state tax returns. There were no other services provided by the principal accountant to the registrant during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2012	FYE 10/31/2011
Audit Fees	$85,000	$80,350
Audit-Related Fees	$0	$0
Tax Fees	$13,200	$12,450
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services that were pre-approved by the audit committee were as follows:

	FYE 10/31/2012	FYE 10/31/2011
Audit-Related Fees	100%	100%
Tax Fees	100%	100%
All Other Fees	100%	100%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the aggregate non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other entity, controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two fiscal years.

Non-Audit Related Fees	FYE 10/31/2012	FYE 10/31/2011
Registrant	$13,200	$12,450
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Co-Chief Executive Officers and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIMECAP Odyssey Funds

By	/s/ Joel P. Fried
Joel P. Fried, Co-Chief Executive Officer

Date	December 21, 2012

By	/s/ Theo A. Kolokotrones
Theo A. Kolokotrones, Co-Chief Executive Officer

Date	December 21, 2012

By	/s/ Alfred W. Mordecai
Alfred W. Mordecai, Co-Chief Executive Officer

Date	December 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Joel P. Fried
Joel P. Fried, Co-Chief Executive Officer

Date	December 21, 2012

By	/s/ Theo A. Kolokotrones
Theo A. Kolokotrones, Co-Chief Executive Officer

Date	December 21, 2012

By	/s/ Alfred W. Mordecai
Alfred W. Mordecai, Co-Chief Executive Officer

Date	December 21, 2012

By	/s/ Michael J. Ricks
Michael J. Ricks, Chief Financial Officer

Date	December 21, 2012